UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: November 23, 2007

COMCAM INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

000-51763 (Commission File Number)	23-2976562 (IRS Employer Identification Number)

Don Gilbreath, Chief Executive Officer

1140 McDermott Drive, Suite 200, West Chester, Pennsylvania 19380

(Address of principal executive offices)

(610) 436-8089
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01	REGULATION FD DISCLOSURE

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The information contained herein includes a press release attached as Exhibit 99 and a distribution agreement attached as Exhibit 10, both of which are incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

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ITEM 8.01	OTHER EVENTS

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On November 23, 2007, ComCam, Inc. (“ComCam”) announced that its board of directors had declared a dividend of 100% of the shares of its wholly owned subsidiary, ComCam International, Inc. (the “Company”), to ComCam’s shareholders on a pro rata basis that will entitle ComCam’s shareholders to receive one (1) share of the Company’s common stock for every twenty (20) shares of ComCam’s common stock held as of the record date. The distribution of the dividend will be made on December 28, 2007 to ComCam’s shareholders of as of the close of business on December 7, 2007, the record date for those entitled to the dividend. The distribution of the dividend will be completed on the ex-dividend date to be determined by NASDAQ. An information statement that will include information about the dividend and the Company will be mailed as soon as is reasonably practicable after December 7, 2007 to ComCam’s registered shareholders as of the record date.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

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(d)	Exhibits

The following exhibits are filed herewith:

10	The Distribution Agreement dated November 23, 2007
99	The Press Release issued by ComCam on November 23, 2007

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SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ComCam International, Inc.

By: /s/ Don Gilbreath	Date: November 23, 2007

Don Gilbreath, Chief Executive Officer